UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of report (Date of earliest event reported):
                         September 28, 2005 (September 26, 2005)

                      VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)
                                     Nevada
                          (State or Other Jurisdiction
                                of Incorporation)

         Nevada                          000-33151              45-0420093
     ------------------                --------------       -----------------
(State or Other Jurisdiction           (Commission           (IRS Employer
    of Incorporation                 File Number)         Identification No.)


4483 West Reno Avenue, Las Vegas, Nevada                      89118
(Address of Principal Executive Offices)                    (Zip Code)

        Registrant's Telephone Number, including area code (702) 221-8070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On September 27, 2005 Voyager issued a press release stating that the observation wheel is going to be located on the Las Vegas Strip. Voyager has an agreement with Centex Destination Properties to build the observation wheel on the current site of the Westward Ho Hotel and Casino.

A copy of Voyager's press release dated September 27, 2005 is filed as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01.       Financial Statements and Exhibits

       (c)       Exhibit Number        Description
                 99.1                  Press Release Dated September 27, 2005


                                    SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VOYAGER ENTERTAINMENT INTERNATIONAL, INC.
Date: September 28, 2005            /s/ Richard L. Hannigan, Sr.
                                    ----------------------------
                                    Richard L. Hannigan, Sr.
                                    President and Chief Executive Officer